EXHIBIT 10.1

AMENDMENT AGREEMENT

This Amendment Agreement (this “Agreement”) is being entered into as of September 15, 2004 by and between STAR SCIENTIFIC, INC., a Delaware corporation (the “Company”), and MANCHESTER SECURITIES CORP., a New York Corporation (“Manchester”).

R E C I T A L S:

WHEREAS, the Company and Purchaser entered into a Securities Purchase Agreement dated as of March 25, 2004 (the “Manchester Agreement”) pursuant to which the Company issued to Manchester an aggregate of $9,000,000 in principal amount of debentures (the “Debentures”) on the terms and conditions set forth therein and warrants (the “Warrants”) to purchase 502,681 shares of the Company’s $0.0001 par value common stock (the “Common Stock”);

WHEREAS, the Debentures are convertible into shares of Common Stock (the “Common Shares”) and the Warrants are exercisable for shares of Common Stock (the “Warrant Shares”);

WHEREAS, the Company entered into a separate Securities Purchase Agreement dated as of April 15, 2004 (the “Elliott Agreement”) with Elliott Associates, L.P. (“EALP”) and Elliott International, L.P. (“EILP”), affiliates of Manchester, pursuant to which the Company issued shares (the “Elliott Purchased Shares”) of Common Stock to each of EALP and EILP;

WHEREAS, pursuant to the Elliott Agreement the Company and Manchester amended and restated the Debenture (as amended and restated, the “Amended Debenture”) and Warrant (as amended and restated, the “Amended Warrant”), each as of April 15, 2004;

WHEREAS, the Company and Manchester now wish to further amend the Amended Debenture and Amended Warrant as set forth herein and issue the Second Amended Debenture (as defined below) and Second Amended Warrant (as defined below);

WHEREAS, the Company and Manchester agree that the issuance of the Second Amended Warrant with a reduced Exercise Price is not intended to, and shall not, trigger any anti-dilution provision under the Amended Debentures or Amended Warrants;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

T E R M S:

1. Second Amended and Restated Debenture. The Company and Manchester agree that the Amended Debenture shall be amended and restated in the form attached hereto as Exhibit A (the “Second Amended Debenture”), including for the purposes of deleting Section 4A(b) of the Amended Debenture in its entirety.

2. Second Amended and Restated Warrant. The Company and Manchester agree that the Amended Warrant shall be amended and restated in the form attached hereto as Exhibit B (the “Second Amended Warrant”), including for the purposes of changing the “Exercise Price” from $4.476 to $4.00 (subject to adjustment as set forth therein) in the Amended Warrant.

3. Issuance of Second Amended Debenture and Second Amended Warrant.

(a) Promptly after the date hereof, the Company shall issue and deliver to Manchester the originally signed Second Amended Debenture. Upon receipt of the Second Amended Debenture, Manchester shall promptly mark the originally signed Debenture (if not previously so marked) and originally signed Amended Debenture, and any copies of such documents, as “Cancelled,” and return such originally signed (and cancelled) debentures to the Company (if not previously so returned with respect to the Debenture). The Amended Debenture shall remain in full force and effect, as amended hereby, until such Second Amended Debenture has been issued and delivered to Manchester.

(b) Promptly after the date hereof, the Company shall issue and deliver to Manchester the originally signed Second Amended Warrant Upon receipt of the Second Amended Warrant, Manchester shall promptly mark the originally signed Warrant (if not previously so marked) and originally signed Amended Warrant, and any copies of such documents, as “Cancelled,” and return such originally signed (and cancelled) warrants to the Company (if not previously so returned with respect to the Warrant). The Amended Warrant shall remain in full force and effect, as amended hereby, until such Second Amended Warrant has been issued and delivered to Manchester.

4. Due Authorization. The Company hereby represents and warrants to Manchester as of the date hereof that the Company has all requisite corporate power and authority to enter into and perform this Agreement, the Second Amended Debenture and Second Amended Warrant (collectively, the “Amendment Documents”) and the transactions contemplated hereby and thereby. The Company further represents and warrants that this Agreement and the other Amendment Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

5. No Anti-Dilution. The Company and Manchester each hereby acknowledge and agree that neither the execution, delivery nor performance of the Amendment Documents shall entitle (x) any holder of the Amended Debenture (or Second Amended Debenture) to a conversion price adjustment pursuant to Section 3(d) of the Amended Debenture (or Second Amended Debenture), or (y) any holder of the Amended Warrant (or Second Amended Warrant) to an adjustment of the Exercise Price, other than the change in the Exercise Price agreed to in Section 2 above pursuant to the terms of the Amended Warrant (or Second Amended Warrant).

6. Miscellaneous.

(a) Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF

LAWS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THE MANCHESTER AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c) Conflicts. All of the terms of the Manchester Agreement and Registration Rights Agreement (as defined in the Manchester Agreement) shall remain in full force and effect, except as expressly modified by this Amendment. In case of any conflict between this Agreement and the terms of the Manchester Agreement and/or Registration Rights Agreement, as applicable, this Agreement shall govern.

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to to be duly executed as of the date and year first above written.

STAR SCIENTIFIC, INC.

By:
Name:
Title:

MANCHESTER SECURITIES CORP.

By:
Name:
Title: